Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of i-80 Gold Corp. (the “Company”) on Form 10K for the year ended December 31, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ryan Snow, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2025
/s/ Ryan Snow
Ryan Snow
Chief Financial Officer
(Principal Financial and Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to i-80 Gold Corp. and will be retained by i-80 Gold Corp. and furnished to the Securities and Exchange Commission or its staff upon request.